EXHIBIT 10.38


                    NETVOICE TECHNOLOGIES CORPORATION
                    ---------------------------------
                             2000 STOCK PLAN
                             ---------------


          SECTION 1.  General Purpose of Plan; Definitions.
                      ------------------------------------

          The name of this plan is the NetVoice Technologies Corporation 2000 Stock Plan (the "Plan"). The purpose of the Plan is to enable NetVoice Technologies Corporation (the "Company") and its Subsidiaries to retain and attract executives, employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

          For purposes of the Plan, the following terms shall be defined as set forth below:

               a    "BOARD" means the Board of Directors of the Company.

               b. "CAUSE" means (i) a felony conviction of the participant or the failure of the participant to contest prosecution for a felony, (ii) the participant's willful misconduct or dishonesty in connection with his employment, (iii) the participant's breach of any proprietary information agreement, covenant not to compete, employment contract or similar agreement with the Company, or (iv) the participant's continued failure to perform his duties after written notice of such failure

               c. "CHANGE IN CONTROL" means: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who are not shareholders of the Company immediately prior to such merger, consolidation or reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to create a holding company that will be owned in substantially the same proportions by persons who held the Company's securities immediately before such transaction.

               d. "CODE" means the Internal Revenue Code of 1986, as amended.

               e. "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the

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                    functions of the Committee specified in the Plan shall
                    be exercised by the Board.

               f. "COMPANY" means NetVoice Technologies Corporation, a corporation organized under the laws of the State of Nevada (or any successor corporation).

               g. "CONSULTANT" means a person or entity who performs bona fide services for the Company, a Parent Corporation or a Subsidiary as a consultant, adviser or other independent contractor excluding employees and Non-Employee Directors.

               h. "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code as determined by the Committee in its absolute discretion.

               i. "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

               j. "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the Treasury Department regulations applicable to "incentive stock options" within the meaning of Section 422 of the Code.

               k. "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

               l. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Nonqualified Stock Option."

               m. "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

               n. "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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               o.   "REPORTING COMPANY" shall mean a company which has any
                    class of equity security (other than an exempt security) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

               p. "STOCK" means the Common Stock of the Company and any other securities of the Company which may hereafter become subject to Stock Options pursuant to Section 8.

               q. "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
                    (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

               r. "STOCK OPTION" or "OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

               s. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          SECTION 2.  Administration.
                      --------------

          The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. At all times after the Company becomes a Reporting Company, all members of the Committee or Board of Directors (if no Committee has been appointed) must be Disinterested Persons.

          The Committee shall have the power and authority to grant Stock Options to eligible persons, pursuant to the terms of the Plan.

          In particular, the Committee shall have the authority:

                  (i) to select the officers, other employees, Non-Employee Directors and Consultants of the Company to whom Stock Options may from time to time be granted hereunder;

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                  (ii)   to determine whether and to what extent Incentive
                         Stock Options and Nonqualified Stock Options, or a combination of the foregoing, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

                  (v) subject to the provisions of the Plan to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers or directors of the Company for purposes of clause (i) above.

          All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

          SECTION 3.  Stock Subject to Plan.
                      ---------------------

          The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000 shares, subject to increase or decrease as provided in Section 8. Such shares may consist, in whole or in part, of authorized and unissued shares and treasury shares, including shares which may become treasury shares as a result of purchases of outstanding shares which may be made from time to time by the Company. If any shares that have been optioned under this Plan cease to be subject to Options, are forfeited or such award otherwise terminates without Stock being issued or in the event that shares issued under the Plan are acquired by the Company pursuant to a right of repurchase or right of first refusal, such shares shall be available for distribution in connection with future awards under the Plan.

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          SECTION 4.  Eligibility.
                      -----------

          Officers, employees, Non-Employee Directors and Consultants of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option awards under the Plan; provided that only officers (who are employees) and other employees shall be eligible to receive Incentive Stock Options. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

          SECTION 5.  Stock Options.
                      -------------

          Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

          The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. No Stock Options shall be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

          The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option; provided the optionee consents in writing to the modification or amendment.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

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               (b)  OPTION TERM.  The term of each Stock Option shall be
fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

               (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. If the participant is not an officer, director or Consultant of the Company, the Options shall become exercisable at least as rapidly as 20% per year over the five year period commencing on the date of grant.

               (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law. If permitted in each case by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee agrees, in its sole discretion, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

               (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               No Option or interest therein may be transferred, assigned, pledged or hypothecated by a participant during the participant's lifetime, whether by operation of law or otherwise, or made subject to execution, attachment or similar process.

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               (f)  TERMINATION UPON DEATH.  If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee or by the heirs of the optionee under the laws of descent and distribution, for a period of one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

               (g) TERMINATION BY REASON OF DISABILITY. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year (or such shorter period (not less than six months) as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter.

               (h) OTHER TERMINATION OF EMPLOYMENT. If an optionee's employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after 30 days after the date of such termination of employment (or such longer (not to exceed three months for Incentive Stock Options) period as the Committee shall determine at or after grant) or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination unless the Committee elects to extend the exercise period (at any time at or after grant), provided that for Incentive Stock Options such extensions shall not go beyond the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (i) CONDITION TO EXERCISE. Notwithstanding any other provision of the Plan, all Options shall be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of any Option or Stock subject to any Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body or the disclosure of material information about the Company, is necessary or desirable as a condition of, or in connection with, any Option or the issuance or purchase of Stock subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or disclosure shall have been effected or obtained free of any condition not acceptable to the Committee. If because of the foregoing restrictions an Option cannot be exercised during any part of the 30-day period provided for under subparagraph (h) above after a termination of employment (other than as a result of death or Disability and other than for Cause), the period during which any Option held by the terminated employee may be exercised shall be extended by the amount of time during such 30-day period that the Option could not be exercised as a result of the restriction set forth above in this subparagraph;

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provided that in no event will Incentive Stock Options be exercisable after the stated termination date of the Option or three months after the date of termination of employment, whichever is earlier.

               (j) NON-EMPLOYEE OPTIONS. The Company shall have the right to grant Nonqualified Stock Options to Non-Employee Directors or Consultants. in which event references to termination of employment in the Plan shall refer to the termination of engagement of a Consultant or the resignation, death, disability, removal, refusal to serve or failure to re-elect a Non-Employee Director.

               (k) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options (under this Plan and any other plan of the Company, any Subsidiary or Parent Corporation) are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

               (l) RESTRICTIONS ON TRANSFER OF SHARES. Any shares issued upon exercise of an Option may be made subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine and which are set forth in the Stock Option Agreement. In the case of a participant who is not an officer, director or Consultant of the Company, (i) any right to repurchase at the original exercise price must lapse at least as rapidly as 20% per year over a five year period commencing on the date the Option is granted, (ii) any repurchase right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the shares issued upon exercise of the Option, and (iii) any such right may only be exercised within 90 days after the later of the termination of the participant's service or the date the Option is exercised.

               (m) CHANGE IN CONTROL. If the Company is subject to a Change in Control as a result of its sale, transfer or other disposition of all or substantially all of its assets, the Company may, upon at least 15 days prior written notice to participants, elect to cancel all outstanding Options upon consummation of the sale, transfer or other disposition. If the Company is subject to a Change in Control involving a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation as provided in Section 8 and, if such agreement does not provide for the continuation of outstanding Options by the Company (if it is a surviving corporation), the assumption of the Plan and outstanding Options by the surviving corporation or its parent or the substitution by the surviving corporation or its parent of options with substantially the same terms, then all outstanding Options will terminate upon consummation of merger or consolidation. In the event of the termination of all outstanding Option in connection with a Change in Control, all outstanding Options shall be exercisable in full (without regard to any installment exercise provisions) for a period of at least 15 days prior to such termination, but in no event will any Option be exercisable after its stated term or after the period of time provided for following a termination of employment or service.

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          SECTION 6.  Transfer; Leave of Absence. etc.
                      -------------------------------

          For purposes of the Plan, the following events shall not be deemed a termination of employment:

               (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

               (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety
(90) days (or such longer period as the Committee may approve, in its sole discretion; provided that the period of leave for Incentive Stock Options cannot exceed 90 days unless the optionee's right to return to work is guaranteed by law or agreement); provided that, in the case of any leave of absence, the employee returns to work on the day after the last day of such leave unless he is terminated earlier by the Company.

          SECTION 7.  Amendments and Termination.
                      --------------------------

          The Board may (a) amend, alter or discontinue the Plan, (b) modify, amend, extend or assume outstanding Options or accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price but no amendment, modification, extension, assumption, cancellation or discontinuation shall be made (except those specifically permitted under other provisions of this Plan) (i) which would impair the rights of an optionee or participant under a Stock Option theretofore granted or which would cause an optionee's or participant's existing Incentive Stock Option to no longer qualify as an Incentive Stock Option, without the optionee's or participant's consent, or (ii) which, without the approval of the shareholders of the Company, would cause the Plan to no longer comply with
(A) the rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, if the Company is then a Reporting Company, (B) Section 422 of the Code or (C) any other statutory or regulatory requirements.

          SECTION 8.  Changes in the Company's Capital Structure.
                      ------------------------------------------

          The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or any other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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          If the Company effects a stock split or reverse stock split, declares a dividend on its Common Stock payable in securities of the Company, otherwise effects a reclassification or recapitalization whereby the holders of its Common Stock receive other securities in exchange for or as a distribution on the Common Stock without the payment of any consideration therefor, or effects a merger where the Company is the surviving corporation and which provides for the continuation of outstanding Options, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the applicable date for the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for ("Prior Shares") the number and class of shares of stock that would have been received by the holder of record of the Prior Shares as the result of the event requiring the adjustment.

          If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, outstanding Options shall be subject to the agreement of merger or consolidation which without the participant's consent may provide for: (i) the continuation of outstanding Options by the Company ( if it is the surviving corporation),
(ii) the assumption of the Plan and outstanding Options by the surviving corporation or its parent, (iii) the substitution by the surviving corporation or its parent of options with substantially the same terms for the outstanding Options or (iv) if a Change of Control is involved, the termination of outstanding Options in accordance with paragraph (m) of
Section 5. If the agreement of merger or consolidation provides for the assumption of the Plan and outstanding Options by the surviving corporation or its parent, the assuming corporation shall be entitled to the benefit of and shall be assigned any right of repurchase, right of first refusal, market standoff or other restriction or agreement with respect to the stock issued or issuable upon exercise of Options.

          Except as specifically provided in this Section, (i) a participant shall have no rights by reason of the payment of any dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to any Option.

          SECTION 9.  Indemnification of the Board.
                      ----------------------------

          The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and

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administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the Bylaws of the Company or as a matter of law, contract or otherwise.

          SECTION 10.  General Provisions.
                       ------------------

               (a) The Committee may require each person receiving and exercising a Stock Option under the Plan to sign an investment letter at the time of receipt of the Stock Option and upon each exercise, which investment letter will be in the form approved by the Committee from time to time. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (b) Subject to paragraph (d) below, recipients of Options under the Plan are not required to make any payment or provide consideration in connection with the grant of an Option.

               (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval (if such approval is required); and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

               (d) Each participant shall, no later than the date as of which any part of the value of an award or exercise first becomes includible as compensation in the gross income of the participant for Federal state or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award or exercise. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and any Parent Corporation or Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award or purchase under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award or purchase by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the

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participant under this Section 10(d).  Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

               (e) The Committee may require in connection with the grant of a Stock Option that the participant agree that in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act of 1933, as amended, that the participant will not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under Act as may be requested by the Company or the representative of the underwriters. The provision may further permit the Company to impose stock transfer orders and require the participant to escrow his shares in connection with such public offering at the request of the Company or representative of the underwriters and may require the participant to sign an underwriter's form of lock-up agreement.

               (f) The Company may hold in escrow any shares issued upon exercise of an Option as long as such shares are subject to any repurchase option, right of first refusal, market standoff or other restriction on their sale or transfer.

               (g) Each year, the Company shall furnish to holders of Options and participants who have received stock upon exercise of Options, its balance sheet and income statement (which need not be audited); provided that the Company need not provide its balance sheet or income statement to any person whose duties with the Company assure them of access to equivalent information.

               (h) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Nevada without giving effect to the principles of conflict of laws.

          SECTION 13.  Effective Date of Plan.
                       ----------------------

          The Plan shall be effective on January 20, 2000 (the date of approval by the Board of Directors), but must be approved within one year after the effective date by a vote of the holders of a majority of the votes attributable to the capital stock of the Company present and entitled to vote at an Annual or Special Meeting of the Company's shareholders or by written consent of the holders of a majority of the votes attributable to all outstanding capital stock of the Company. The Plan shall expire (unless terminated earlier) ten years after the effective date. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval being obtained prior to the first anniversary of the effective date, and all such awards are rescinded if shareholder approval is not obtained prior to the first anniversary of the effective date.